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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Amendment No. 2 to Registration Statement on Form S-3 (No. 333-72291) of our report dated February 15, 1999 appearing on page 61 of Conoco Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998, as amended on March 12, 1999. We also consent to the references to us under the heading "Experts" in such Prospectus.


PRICEWATERHOUSECOOPERS LLP

Houston, Texas

March 22, 1999